UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 22, 2012

GLOBAL ECOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-15216	86-0892913
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

96 Park Street, Montclair, New Jersey		07042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (973) 655-9001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 22, 2012, our subsidiary, GEC Organics Corporation, received approval from the United States Department of Agriculture (“USDA”) National Organic Program for its OSA1000 and OSA-CT1000 products. The OSA1000 product is the company’s high potency, nutrient rich compost that remediates unhealthy soil and provides a balanced growing medium and the OSA-CT1000 is the company’s compost tea which is the liquid version of our OSA1000 product.

The USDA’s accredited certification body, Americert International, had determined, after a review of the company’s organic compliance plan and the company’s policies, procedures and practices that the company had demonstrated that products mentioned above comply with the USDA National Organic Program Final Rule, the Organic Foods Production Act of 1990 and that the company is qualified to represent the two products as allowed for use in organic production without any restrictions on their use.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Ecology Corporation
(Registrant)

Date	December 26, 2012

/s/ Peter Ubaldi
(Signature)
Print Name: Peter Ubaldi
Title: Chief Executive Officer